INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED MARCH 20, 2026 TO THE PROSPECTUS
DATED DECEMBER 19, 2025 OF:
Invesco International Developed Dynamic Multifactor ETF (IMFL)
(the “Fund”)
The Fund seeks to track the investment results (before fees and expenses) of the FTSE Developed ex US Invesco Dynamic Multifactor Index (the “Underlying Index”), which is compiled and maintained by FTSE International Limited (the “Index Provider”). The Index Provider has announced certain changes to the methodology of the Underlying Index, which will take effect on March 23, 2026. Accordingly, effective on March 23, 2026, the Fund’s Statutory Prospectus is revised as follows:
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The last sentence in the second paragraph in the “Additional Information About the Fund’s Strategies and Risks – FTSE Developed ex US Invesco Dynamic Multifactor Index” section of the Statutory Prospectus is deleted and replaced with the following:
The Underlying Index will emphasize exposure to equity securities that exhibit size, value and volatility factors during the recovery stage; size, value and momentum factors during the expansion stage; volatility and quality factors during the slowdown stage; and momentum, quality and volatility factors during the contraction stage.
Please Retain This Supplement for Future Reference.
IMFL-PRO-SUP 032026